                                                                    EXHIBIT 20.1

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                            Servicer's Certificate
                     Distribution Date: December 15, 1999
                   Collection Period: November 1 to 30, 1999

I. Available Funds
------------------
Scheduled Principal Payments Received                                                                         $ 1,294,797.65
Partial and Full Prepayments Received                                                                           1,272,327.49
Interest Payments Received                                                                                        711,538.96
Policy Claim Amount                                                                                                        -
Pre-Funding Earnings                                                                                                       -
Class A Redemption Amount                                                                                                  -
Income From Collection Account Eligible Investments                                                                10,058.77
Recoveries On Previously Liquidated Receivables                                                                     6,000.00
Liquidation Proceeds                                                                                               72,933.48
Recoveries From Insurance                                                                                                  -
Purchase Amount of Purchased Receivables                                                                                   -

                                                                                                              --------------
  Total Available Funds                                                                                       $ 3,367,656.35
                                                                                                              ==============

II. Distributions
-----------------

A.  Calculation of Total Principal Payment Amount
-------------------------------------------------
Beginning Principal Balance of Notes                                                                          $75,621,766.37

Principal Portion of Scheduled Payments Received                                                                1,243,005.75
Principal Portion of Prepayments                                                                                1,221,434.39
Principal Portion of Purchased Receivables                                                                                 -
Principal Balance of Liquidated Receivables                                                                       151,904.34
Aggregate Amount of Cram Down Losses                                                                                3,746.47
Class A Redemption Amount                                                                                                  -
                                                                                                              --------------
  Total Principal Payment Amount                                                                              $ 2,620,090.95
                                                                                                              --------------

Overcollateralization Amount to Principal                                                                                  -

                                                                                                              --------------
Ending Principal Balance of Notes                                                                             $73,001,675.42
                                                                                                              ==============

B.  Priority of Distributions
-----------------------------
1.   Indenture Trustee, Backup Servicer, Owner Trustee                                                        $     4,595.07
2a.  Basic Servicing Fee                                                                                           65,643.89
 b.  Supplemental Servicing Fee                                                                                     2,991.80
3.   Class A Interest Payment Amount                                                                              374,957.92
4.   Class A Principal Payment Amount                                                                           2,620,090.95
5.   Note Insurer Payment                                                                                          37,810.88
6.   To The Reserve Fund                                                                                          261,565.84
7.   Accrued or Unpaid Fees to Indenture Trustee, Backup Servicer, Owner Trustee or successor Servicer                     -
                                                                                                              --------------
  Total Distributions Before Overcollateralization or Certificateholder Payments                              $ 3,367,656.35
                                                                                                              --------------
8.   Overcollateralization Amount to Class A Principal                                                                     -
9.   Accrued or Unpaid Basic and Supplemental Servicing Fees                                                               -
10.  Remaining Payment To The Certificateholder, Including Reserve Account Release                                         -
                                                                                                              --------------
  Total Payments                                                                                              $ 3,367,656.35
                                                                                                              ==============

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                            Servicer's Certificate
                     Distribution Date: December 15, 1999
                   Collection Period: November 1 to 30, 1999


III. Note Balances
------------------
Beginning Note Balance                                                                                 $  75,621,766.37
Ending Note Balance                                                                                    $  73,001,675.42
Class A Note Factor                                                                                            0.730017

Class A Original Balance                                                                               $ 100,000,000.00
Class A Beginning Balance                                                                              $  75,621,766.37
Class A Ending Balance                                                                                 $  73,001,675.42
Class A Interest Carryover Shortfall                                                                   $              -
Class A Principal Carryover Shortfall                                                                  $              -

Overcollateralization Amount                                                                               3,041,736.48
Target Overcollateralization Amount                                                                        3,041,736.48

IV. Interest Reserve Requirement
--------------------------------

Sum of Distributions to Indenture Trustee, Backup Servicer, Owner Trustee, Class A Interest
     Payment Amount, and Note Insurer Payment                                                          $              -
Less: Class A Interest Calculated On Principal Balance Of Receivables                                                 -
Less: Pre-Funding Earnings                                                                                            -
                                                                                                       ----------------
Interest Reserve Requirement                                                                           $              -
                                                                                                       ================


V. Pre-Funded Amount
--------------------

Beginning Balance                                                                                      $              -
Plus: Pre-Funding Earnings                                                                                            -
Less: Pre-Funding Distributions                                                                                       -
Less: Class A Redemption Amount                                                                                       -
                                                                                                       ----------------
Ending Balance                                                                                         $              -
                                                                                                       ================

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                             5.95% Class A Notes
                            Servicer's Certificate
                     Distribution Date: December 15, 1999
                   Collection Period: November 1 to 30, 1999

VI. Receivables Performance
---------------------------
                                                                                              Beginning                  End
A.  General Information                                                                       Of Period               Of Period
-----------------------                                                                   ------------------      -----------------
Principal Balance                                                                         $    78,772,673.30      $   76,043,411.90
                                                                                          ==================      =================

Number of Receivables                                                                                  4,634                  4,546
                                                                                          ==================      =================

Weighted Average Coupon (WAC)                                                                                                 10.63%
Weighted Average Remaining Maturity (WAM) in months                                                                            53.5

B.  Delinquency/Repossession Information
----------------------------------------
                                                                       No. Of                 Principal               % of Rec.
                                                                     Receivables               Balance                 Balance
                                                                  ------------------      ------------------      -----------------
30 - 59 Days Delinquent                                                           33      $       628,740.88                   0.83%
60 - 89 Days Delinquent                                                           16      $       283,801.24                   0.37%
90 + Days Delinquent                                                               7      $       140,245.92                   0.18%
                                                                  ------------------      ------------------      -----------------
  Total                                                                           56      $     1,052,788.04                   1.38%
                                                                  ==================      ==================      =================


                                                                                                                      Principal/
                                                                                                                      (Proceeds)
                                                                                                                  -----------------
Principal Balance of Repossessed Vehicles Sold During Collection Period                                           $      105,750.97
Principal Balance of Other Liquidated Receivables                                                                         52,482.72
Cram Down Losses                                                                                                           3,902.57
Liquidation Proceeds                                                                                                     (72,933.48)
Deficiency Recoveries On Previously Liquidated Receivables                                                                (6,000.00)
Recoveries From Insurance                                                                                                         -
Other Recoveries

                                                                                                                  -----------------
  Net Losses                                                                                                      $       83,202.78
                                                                                                                  =================


VII. Reserve Account
--------------------

Beginning Balance                                                                                                 $    2,943,439.99
Income From Eligible Investments                                                                                          10,994.90
Deposits                                                                                                                 261,565.84
Release of Excess To The Noteholders                                                                                              -
Release of Excess To The Certificateholder                                                                                        -
                                                                                                                  -----------------
Ending Balance                                                                                                    $    3,216,000.73
                                                                                                                  -----------------
Reserve Account Required Amount                                                                                   $   73,001,675.42
                                                                                                                  =================

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                             5.95% Class A Notes
                            Servicer's Certificate
                     Distribution Date: December 15, 1999
                   Collection Period: November 1 to 30, 1999

VIII. Triggers
--------------

A. Calculations                                                                                 Second                  Third
---------------                                                       Preceding               Preceding               Preceding
                                                                      Collection              Collection              Collection
Delinquency Ratio                                                       Period                  Period                  Period
-----------------                                                 -------------------     ------------------      -----------------
Principal Balance of Receivables, Of Which 10% Or More
  Of Any Scheduled Payment Is 60 Or More Days Past Due            $        424,047.16     $       255,100.65      $      134,950.98

Divided By: Beginning Aggregate Principal Balance                 $     78,772,673.30     $    81,464,059.95      $   84,322,967.62
                                                                  -------------------     ------------------      -----------------
Delinquency Ratio                                                                0.54%                  0.31%                  0.16%
                                                                  ===================     ==================      =================
                                                                                                                  -----------------
Average For The Three Preceding Collection Periods                                                                             0.34%
                                                                                                                  =================


                                                                                                Second                  Third
                                                                       Preceding              Preceding               Preceding
                                                                      Collection              Collection              Collection
Default Ratio                                                           Period                  Period                  Period
-------------                                                     -------------------     ------------------      -----------------

Principal Balance of all Liquidated Receivables                   $        158,233.69     $       200,912.45      $      204,111.31

Divided By: Beginning Aggregate Principal Balance                 $     78,772,673.30     $    81,464,059.95      $   84,322,967.62
                                                                  -------------------     ------------------      -----------------
Default Ratio                                                                    0.20%                  0.25%                  0.24%
                                                                  ===================     ==================      =================
                                                                                                                  -----------------
Average For The Three Preceding Collection Periods                                                                             0.23%
                                                                                                                  =================

                                                                                             Cumulative,              Cumulative
                                                                      During The             As Of Second             As Of The
                                                                       Preceding              Preceding               Preceding
                                                                      Collection              Accounting              Accounting
Cumulative Net Loss Ratio                                               Period                   Date                    Date
-------------------------                                         -------------------     ------------------      -----------------
Principal Balance Of Liquidated Receivables                       $      1,052,388.44     $       894,154.75      $      693,242.30

Less: Liquidation Proceeds And Recoveries Received                        (555,761.69)           (476,828.21)           (372,472.74)

Plus: Cram Down Losses                                                      11,687.41               7,784.84               7,784.84
                                                                  -------------------     ------------------      -----------------
Net Losses                                                        $        508,314.16     $       425,111.38      $      328,554.40
                                                                  ===================     ==================      =================

Aggregate Principal Balance As Of The Cutoff Date                 $    102,564,101.62     $   102,564,101.62      $  102,564,101.62
                                                                  -------------------     ------------------      -----------------

Net Loss Ratio                                                                   0.50%                  0.41%                  0.32%
                                                                  ===================     ==================      =================

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                            Servicer's Certificate
                     Distribution Date: December 15, 1999
                   Collection Period: November 1 to 30, 1999


B. Triggers In Effect
---------------------

                                                                Actual             Reserve             Trigger
                                                                Ratio               Event               Event
                                                            ---------------    ---------------     ---------------

1.  Delinquency Ratio                                                  0.34%              1.50%               2.00%
                                                            ===============    ===============     ===============

2.  Default Ratio                                                      0.23%              7.00%                N/A
                                                            ===============    ===============     ===============

3.  Cumulative Net Loss Ratio
       Months 06-08                                                    0.41%              0.75%               1.00%
       Months 09-11                                                    0.50%              1.35%               1.60%
       Months 12-14                                                    0.00%              2.00%               2.30%
       Months 15-17                                                    0.00%              2.50%               3.00%
       Months 18-20                                                    0.00%              3.35%               3.65%
       Months 21-23                                                    0.00%              4.65%               5.10%
       Months 24-26                                                    0.00%              5.50%               6.00%
       Months 27-29                                                    0.00%              5.75%               6.30%
       Months 30 +                                                     0.00%              5.90%               6.50%

4.  Reserve/Trigger Events                                      Occurrences       Deemed Cured
                                                            ---------------    ---------------
       Reserve Event                                                     No                N/A
       Trigger Event                                                    Yes                 No
       Servicer Termination Event                                       Yes

5.  The Collection Period Above Corresponds To Month No.           9
                                                            ===============



          Executed by: /s/ James E. Stublarec
                       _________________________________
                       James E. Stublarec
                       Vice-President, Finance

                  Date: December 8, 1999
                        --------------------------------

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                           Statement to Noteholders
                     Distribution Date: December 15, 1999
                   Collection Period: November 1 to 30, 1999

                                                                                                                  Per $1,000 Of
Payments Allocable To Principal                                                                  Total           Orig. Principal
-------------------------------                                                              --------------      ---------------
Class A Noteholders                                                                          $ 2,620,090.95      $         26.20


                                                                                                                  Per $1,000 Of
Payments Allocable To Interest                                                                   Total           Orig. Principal
------------------------------                                                               --------------      ---------------
Class A Noteholders                                                                          $   374,957.92      $          3.75


                                                                                                                    Remaining
Amount Of Above Payments Paid From Reserve                                                       Total               Reserve
------------------------------------------                                                   --------------      ---------------
Principal                                                                                    $            -
Interest                                                                                                  -
                                                                                             --------------      ---------------
Total                                                                                        $            -      $  3,216,000.73
                                                                                             ==============      ===============


                                                                                                                  Per $1,000 Of
Note Balances                                                                                    Total           Orig. Principal
-------------                                                                                --------------      ---------------
Class A Noteholders                                                                          $73,001,675.42      $        730.02



Amount Of Fees Paid By The Trust                                                             $   111,041.64
--------------------------------                                                             ==============


                                                                                                                   Change From
                                                                                                                      Prior
Carryover Shortfalls                                                                             Total             Payment Date
--------------------                                                                         --------------      ---------------
Class A Interest                                                                             $            -      $             -
Class A Principal                                                                                         -                    -


Note Factor
-----------
Class A                                                                                                                 0.730017

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                           Statement to Noteholders
                     Distribution Date: December 15, 1999
                   Collection Period: November 1 to 30, 1999

Delinquency Ratio                                                                                      0.54%
-----------------                                                                            ==============

Default Ratio                                                                                          0.20%
-------------                                                                                ==============

Cumulative Net Loss Ratio                                                                              0.50%
-------------------------                                                                    ==============


Reserve/Trigger Events                                                                         Occurrences        Deemed Cured
----------------------                                                                       --------------      ---------------
Reserve Event                                                                                      No                  N/A
Trigger Event                                                                                     Yes                   No
Servicer Termination Trigger Event                                                                Yes


Policy Claim Amount                                                                          $            -
-------------------                                                                          ==============


Reimbursements to Note Insurer                                                               $            -
------------------------------                                                               ==============

                                                                                               Occurrences         Continuing
                                                                                             --------------      ---------------
Insurer Default                                                                                    No                  N/A
---------------


During Funding Period
---------------------
Principal Balance of Subsequent Receivables                                                  $            -
Class A Redemption Amount                                                                    $            -
Remaining Pre-Funded Amount                                                                  $            -


Class A Redemption Amount                                                                    $            -
-------------------------                                                                    ==============


Overcollateralization
---------------------
Overcollateralization Amount                                                                 $ 3,041,736.48                 4.00%
Target Overcollateralization Amount                                                          $ 3,041,736.48                 4.00%

                                  Page 2 of 2